Exhibit 99.2

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Second Quarter 2011

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Accordingly, this Statistical Supplement Package presents the Company’s operating results and related operating metrics.  Reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Reconciliation of GAAP Metrics to Operating Metrics” beginning on page 46.

Effective for second quarter 2011, management made certain changes in its Statistical Supplement Package:

*Transferred the results of operations attributable to Securities America from the Corporate & Other segment to discontinued operations and restated all periods presented.

Management views the operating measures as a more meaningful presentation of its results for purposes of analyzing the operating performance of its segments, as well as presenting results on a basis more consistent with the economics of the businesses.  Operating measures exclude the impact of consolidating certain investment entities (“CIEs”), net realized gains or losses, market impact on variable annuity guaranteed living benefits, discontinued operations and integration and restructuring charges.  Management uses certain of these non-GAAP measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors.

Operating earnings are adjusted to exclude the market impact on variable annuity guaranteed living benefits.  The market impact includes changes in liability values caused by changes in financial market conditions, net of changes in associated hedge asset values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life’s nonperformance spread.  Further, the market impact is net of related impacts on DAC and DSIC amortization.  The market impact relates to guaranteed minimum accumulation benefits and non-life contingent guaranteed minimum withdrawal benefits accounted for at fair value as embedded derivatives.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$910	$996	$1,146	$1,137	$1,172	$1,642	$2,309	$262	29%	$667	41%	$35	3%
Distribution fees	387	349	385	397	416	713	813	29	7%	100	14%	19	5%
Net investment income	655	525	540	515	498	1,244	1,013	(157)	(24)%	(231)	(19)%	(17)	(3)%
Premiums	299	303	295	292	312	581	604	13	4%	23	4%	20	7%
Other revenues	231	176	206	204	236	481	440	5	2%	(41)	(9)%	32	16%
Total revenues	2,482	2,349	2,572	2,545	2,634	4,661	5,179	152	6%	518	11%	89	3%
Banking and deposit interest expense	20	15	14	13	11	41	24	(9)	(45)%	(17)	(41)%	(2)	(15)%
Total net revenues	2,462	2,334	2,558	2,532	2,623	4,620	5,155	161	7%	535	12%	91	4%

Expenses
Distribution expenses	528	519	582	619	643	964	1,262	115	22%	298	31%	24	4%
Interest credited to fixed accounts	231	227	223	207	212	459	419	(19)	(8)%	(40)	(9)%	5	2%
Benefits, claims, losses and settlement expenses	297	636	465	382	406	649	788	109	37%	139	21%	24	6%
Amortization of deferred acquisition costs	171	(246)	84	116	138	289	254	(33)	(19)%	(35)	(12)%	22	19%
Interest and debt expense	74	74	78	75	75	138	150	1	1%	12	9%	—	—
General and administrative expense	699	678	758	746	750	1,301	1,496	51	7%	195	15%	4	1%
Total expenses	2,000	1,888	2,190	2,145	2,224	3,800	4,369	224	11%	569	15%	79	4%

Income from continuing operations before income tax provision	462	446	368	387	399	820	786	(63)	(14)%	(34)	(4)%	12	3%
Income tax provision	66	132	88	93	114	130	207	48	73%	77	59%	21	23%
Income from continuing operations	396	314	280	294	285	690	579	(111)	(28)%	(111)	(16)%	(9)	(3)%
Income (loss) from discontinued operations, net of tax	2	(2)	(26)	(71)	(4)	4	(75)	(6)	#	(79)	#	67	94%
Net income	398	312	254	223	281	694	504	(117)	(29)%	(190)	(27)%	58	26%
Less: Net income (loss) attributable to noncontrolling interests	139	(32)	(26)	(18)	(28)	221	(46)	(167)	#	(267)	#	(10)	(56)%
Net income attributable to Ameriprise Financial	$259	$344	$280	$241	$309	$473	$550	$50	19%	$77	16%	$68	28%

Earnings Per Share
Basic earnings per share (6)	$0.98	$1.36	$1.21	$1.24	$1.28	$1.80	$2.51	$0.30	31%	$0.71	39%	$0.04	3%
Earnings per diluted share (7)	$0.97	$1.33	$1.18	$1.21	$1.25	$1.77	$2.46	$0.28	29%	$0.69	39%	$0.04	3%
GAAP Metrics
Net revenue growth	39.2%	26.5%	18.6%	17.3%	6.5%	36.0%	11.6%	(32.7)%		(24.4)%		(10.8)%
Return on equity excluding AOCI (1)(4)	10.6%	11.2%	11.6%	12.3%	12.8%	10.6%	12.8%	2.2%		2.2%		0.5%
Earnings per diluted share growth	NM	33.0%	31.1%	51.3%	28.9%	78.8%	39.0%	NM		(39.8)%		(22.4)%
Pretax income margin (5)	18.8%	19.1%	14.4%	15.3%	15.2%	17.7%	15.2%	(3.6)%		(2.5)%		(0.1)%
Effective tax rate	14.3%	29.7%	24.1%	23.9%	28.7%	15.8%	26.4%	14.4%		10.6%		4.8%
Effective tax rate excluding CIEs (1)	20.4%	27.7%	22.5%	22.9%	26.8%	21.6%	24.9%	6.4%		3.3%		3.9%

Ameriprise Financial shareholders’ equity	$10,498	$10,950	$10,725	$10,551	$10,548	$10,498	$10,548	$50	—	$50	—	$(3)	—
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (1)	$9,786	$9,948	$10,066	$10,033	$9,943	$9,786	$9,943	$157	2%	$157	2%	$(90)	(1)%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI - 5 point avg. (1)	$9,076	$9,387	$9,667	$9,893	$9,955	$9,076	$9,955	$879	10%	$879	10%	$62	1%
Ameriprise Financial shareholders’ equity / outstanding shares (2)	$40.85	$43.16	$42.61	$42.49	$43.50	$40.85	$43.50	$2.65	6%	$2.65	6%	$1.01	2%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI / outstanding shares (3)	$38.08	$39.21	$39.99	$40.41	$41.00	$38.08	$41.00	$2.92	8%	$2.92	8%	$0.59	1%

(1) See non-GAAP financial information on pg 36.

(2) Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Calculated using income from continuing operations less net income (loss) attributable to noncontrolling interests for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(5) Calculated as income from continuing operations before income tax provision divided by total net revenues.

(6) Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average basic common shares outstanding.

(7) Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average diluted shares outstanding.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

GAAP to Operating Reconciliation

Second Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011

Pretax operating earnings (1)	$346	$487	$446	$450	$449	$641	$899
Income taxes, applicable to operating earnings (2)	74	135	106	109	121	145	230
Operating earnings (1)	272	352	340	341	328	496	669
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(9)	(10)	(10)	(10)	(19)	(20)
Net investment income
Net investment income attributable to the CIEs	155	17	24	27	17	234	44
Realized gains (losses)	7	2	19	1	6	12	7
Other revenues
Other revenues attributable to the CIEs	46	9	13	20	18	103	38
Benefits, claims, losses and settlement expenses
Market impact on Variable Annuity guaranteed living benefits	68	18	(72)	(27)	(7)	45	(34)
Amortization of deferred acquisition costs
Market impact on Variable Annuity guaranteed living benefits	(41)	(10)	29	10	—	(35)	10
Interest and debt expense
Interest and debt expense attributable to the CIEs	(45)	(45)	(51)	(50)	(51)	(85)	(101)
General and administrative expense
Integration and restructuring charges	(57)	(19)	(28)	(29)	(21)	(64)	(50)
General and administrative expense attributable to the CIEs	(7)	(4)	(2)	(5)	(2)	(12)	(7)
Total reconciling items from continuing operations, before income taxes	116	(41)	(78)	(63)	(50)	179	(113)
Income taxes, not applicable to operating earnings (3)	8	3	18	16	7	15	23
Total reconciling items from continuing operations, after income taxes	124	(38)	(60)	(47)	(43)	194	(90)
Income from continuing operations	396	314	280	294	285	690	579
Income from discontinued operations, net of tax	2	(2)	(26)	(71)	(4)	4	(75)
Net income	398	312	254	223	281	694	504
Less: Net income (loss) attributable to noncontrolling interests	139	(32)	(26)	(18)	(28)	221	(46)
Net income attributable to Ameriprise Financial	$259	$344	$280	$241	$309	$473	$550

(1)  See non-GAAP financial information on pg 36.

(2)  Calculated using the operating effective tax rate.

(3)  Calculated as the difference between the income tax provision on a GAAP basis and the income tax provision calculated using the operating effective tax rate.

Ameriprise Financial, Inc.

Operating Income Statements

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$920	$1,005	$1,156	$1,147	$1,182	$1,661	$2,329	$262	28%	$668	40%	$35	3%
Distribution fees	387	349	385	397	416	713	813	29	7%	100	14%	19	5%
Net investment income	493	506	497	487	475	998	962	(18)	(4)%	(36)	(4)%	(12)	(2)%
Premiums	299	303	295	292	312	581	604	13	4%	23	4%	20	7%
Other revenues	185	167	193	184	218	378	402	33	18%	24	6%	34	18%
Total revenues	2,284	2,330	2,526	2,507	2,603	4,331	5,110	319	14%	779	18%	96	4%
Banking and deposit interest expense	20	15	14	13	11	41	24	(9)	(45)%	(17)	(41)%	(2)	(15)%
Operating total net revenues (1)	2,264	2,315	2,512	2,494	2,592	4,290	5,086	328	14%	796	19%	98	4%

Expenses
Distribution expenses	528	519	582	619	643	964	1,262	115	22%	298	31%	24	4%
Interest credited to fixed accounts	231	227	223	207	212	459	419	(19)	(8)%	(40)	(9)%	5	2%
Benefits, claims, losses and settlement expenses	365	654	393	355	399	694	754	34	9%	60	9%	44	12%
Amortization of deferred acquisition costs	130	(256)	113	126	138	254	264	8	6%	10	4%	12	10%
Interest and debt expense	29	29	27	25	24	53	49	(5)	(17)%	(4)	(8)%	(1)	(4)%
General and administrative expense	635	655	728	712	727	1,225	1,439	92	14%	214	17%	15	2%
Operating expenses (1)	1,918	1,828	2,066	2,044	2,143	3,649	4,187	225	12%	538	15%	99	5%

Pretax operating earnings (1)	346	487	446	450	449	641	899	103	30%	258	40%	(1)	—
Income tax provision	74	135	106	109	121	145	230	47	64%	85	59%	12	11%
Operating earnings (1)	$272	$352	$340	$341	$328	$496	$669	$56	21%	$173	35%	$(13)	(4)%

Operating Earnings Per Share
Basic operating earnings per share (1)	$1.04	$1.38	$1.35	$1.36	$1.34	$1.90	$2.69	$0.30	29%	$0.79	42%	$(0.02)	(1)%
Operating earnings per diluted share (1)	$1.03	$1.35	$1.31	$1.32	$1.31	$1.87	$2.63	$0.28	27%	$0.76	41%	$(0.01)	(1)%

Operating Measures
Operating total net revenue growth (1)	27.8%	26.6%	19.7%	23.1%	14.5%	26.4%	18.6%	(13.3)%		(7.8)%		(8.6)%
Operating earnings per diluted share growth (1)	32.1%	23.9%	42.4%	55.3%	27.2%	61.2%	40.6%	(4.9)%		(20.6)%		(28.1)%
Operating return on equity excluding CIEs and AOCI (1)(4)	11.5%	12.1%	12.9%	14.0%	14.5%	11.5%	14.5%	3.0%		3.0%		0.5%
Pretax operating margin (1)	15.3%	21.0%	17.8%	18.0%	17.3%	14.9%	17.7%	2.0%		2.8%		(0.7)%
Operating effective tax rate (1)	21.4%	27.7%	23.8%	24.2%	26.9%	22.6%	25.6%	5.5%		3.0%		2.7%

Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$9,797	$10,284	$10,102	$10,074	$10,112	$9,797	$10,112	$315	3%	$315	3%	$38	—
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI (1)	$9,166	$9,358	$9,508	$9,503	$9,449	$9,166	$9,449	$283	3%	$283	3%	$(54)	(1)%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI - 5 point avg. (1)	$8,850	$9,043	$9,212	$9,332	$9,397	$8,850	$9,397	$547	6%	$547	6%	$65	1%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs / outstanding shares (2)	$38.12	$40.54	$40.14	$40.57	$41.70	$38.12	$41.70	$3.58	9%	$3.58	9%	$1.13	3%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI / outstanding shares (3)	$35.67	$36.89	$37.78	$38.27	$38.96	$35.67	$38.96	$3.29	9%	$3.29	9%	$0.69	2%

(1) See non-GAAP financial information on pg 36.

(2) Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

Second Quarter 2011

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
headcount and as otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share(1)	$1.04	$1.38	$1.35	$1.36	$1.34	$1.90	$2.69	$0.30	29%	$0.79	42%	$(0.02)	(1)%
Operating earnings per diluted share(1)	$1.03	$1.35	$1.31	$1.32	$1.31	$1.87	$2.63	$0.28	27%	$0.76	41%	$(0.01)	(1)%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%(1)	27.8%	26.6%	19.7%	23.1%	14.5%	26.4%	18.6%	(13.3)%		(7.8)%		(8.6)%
Operating earnings per diluted share growth: Target 12 - 15%(1)	32.1%	23.9%	42.4%	55.3%	27.2%	61.2%	40.6%	(4.9)%		(20.6)%		(28.1)%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15%(1)(2)	11.5%	12.1%	12.9%	14.0%	14.5%	11.5%	14.5%	3.0%		3.0%		0.5%

Assets Under Management and Administration(3)
Advice & Wealth Management AUM	$83,042	$91,101	$97,514	$103,104	$105,863	$83,042	$105,863	$22,821	27%	$22,821	27%	$2,759	3%
Asset Management AUM	413,327	444,871	456,833	465,434	467,231	413,327	467,231	53,904	13%	53,904	13%	1,797	—
Corporate AUM	—	—	—	—	27	—	27	27	—	27	—	27	—
Eliminations	(10,648)	(11,582)	(12,405)	(13,181)	(13,456)	(10,648)	(13,456)	(2,808)	(26)%	(2,808)	(26)%	(275)	(2)%
Total Assets Under Management	485,721	524,390	541,942	555,357	559,665	485,721	559,665	73,944	15%	73,944	15%	4,308	1%
Total Assets Under Administration	89,437	98,831	105,519	111,509	110,559	89,437	110,559	21,122	24%	21,122	24%	(950)	(1)%
Total AUM and AUA	$575,158	$623,221	$647,461	$666,866	$670,224	$575,158	$670,224	$95,066	17%	$95,066	17%	$3,358	1%

Business Metrics
Total Ameriprise client assets	$266,488	$287,729	$303,613	$315,387	$319,076	$266,488	$319,076	$52,588	20%	$52,588	20%	$3,689	1%
Total branded financial advisors	9,786	9,723	9,656	9,653	9,663	9,786	9,663	(123)	(1)%	(123)	(1)%	10	—

Net flows and net deposits
Branded advisor wrap	$1,933	$1,566	$1,736	$2,750	$2,345	$4,249	$5,095	$412	21%	$846	20%	$(405)	(15)%
Asset Management	(4,911)	(1,780)	(5,766)	(4,842)	450	(5,398)	(4,392)	5,361	#	1,006	19%	5,292	#
Annuities	9	325	177	(144)	(49)	(59)	(193)	(58)	#	(134)	#	95	66%
Variable universal life / Universal life	(36)	(51)	(45)	(63)	(47)	(77)	(110)	(11)	(31)%	(33)	(43)%	16	25%

S&P 500
Daily average	1,134	1,094	1,205	1,302	1,319	1,128	1,310	185	16%	182	16%	17	1%
Period end	1,031	1,141	1,258	1,326	1,321	1,031	1,321	290	28%	290	28%	(5)	—

(1) See non-GAAP financial information on pg 36.

(2) Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(3) Excludes discontinued operations.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	257.4	252.0	248.7	246.7	242.9	255.1	246.7	(14.5)	(6)%	(8.4)	(3)%	(3.8)	(2)%
Repurchases	(5.7)	(3.6)	(3.8)	(6.5)	(6.1)	(5.7)	(12.6)	(0.4)	(7)%	(6.9)	#	0.4	6%
Issuances	0.4	0.4	2.0	3.1	0.3	3.1	3.4	(0.1)	(25)%	0.3	10%	(2.8)	(90)%
Other	(0.1)	(0.1)	(0.2)	(0.4)	—	(0.5)	(0.4)	0.1	#	0.1	20%	0.4	#
Total common shares outstanding	252.0	248.7	246.7	242.9	237.1	252.0	237.1	(14.9)	(6)%	(14.9)	(6)%	(5.8)	(2)%
Nonforfeitable restricted stock units	5.0	5.0	5.0	5.4	5.4	5.0	5.4	0.4	8%	0.4	8%	—	—
Total basic common shares outstanding	257.0	253.7	251.7	248.3	242.5	257.0	242.5	(14.5)	(6)%	(14.5)	(6)%	(5.8)	(2)%
Total potentially dilutive shares	3.7	5.4	6.4	5.5	5.0	3.7	5.0	1.3	35%	1.3	35%	(0.5)	(9)%
Total diluted shares	260.7	259.1	258.1	253.8	247.5	260.7	247.5	(13.2)	(5)%	(13.2)	(5)%	(6.3)	(2)%

Weighted average common shares outstanding:
Basic	261.1	255.3	252.7	251.6	245.5	260.9	248.5	(15.6)	(6)%	(12.4)	(5)%	(6.1)	(2)%
Diluted	265.3	259.9	258.9	257.7	251.0	265.1	254.3	(14.3)	(5)%	(10.8)	(4)%	(6.7)	(3)%

Capital Returned to Shareholders
Dividends paid	$47	$46	$45	$46	$57	$92	$103	$10	21%	$11	12%	$11	24%
Common stock share repurchases	$220	$153	$200	$395	$366	$220	$761	$146	66%	$541	#	$(29)	(7)%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.4%	20.0%	17.8%	17.9%	18.1%	20.4%	18.1%	(2.3)%		(2.3)%		0.2%

Goodwill and intangible assets	$2,202	$2,207	$2,184	$2,184	$2,180	$2,202	$2,180	$(22)	(1)%	$(22)	(1)%	$(4)	—

Net Investment Income
Investment income on fixed maturities	$479	$480	$480	$470	$457	$960	$927	$(22)	(5)%	$(33)	(3)%	$(13)	(3)%
Realized gains (losses)	7	2	19	1	6	12	7	(1)	(14)%	(5)	(42)%	5	#
Affordable housing	(5)	(4)	(8)	(7)	(8)	(8)	(15)	(3)	(60)%	(7)	(88)%	(1)	(14)%
Other (including seed money)	19	30	25	24	26	46	50	7	37%	4	9%	2	8%
Consolidated investment entities	155	17	24	27	17	234	44	(138)	(89)%	(190)	(81)%	(10)	(37)%
Total net investment income	$655	$525	$540	$515	$498	$1,244	$1,013	$(157)	(24)%	$(231)	(19)%	$(17)	(3)%

Allocated Equity (1)(2)
Advice & Wealth Management	$696	$698	$713	$728	$772	$696	$772	$76	11%	$76	11%	$44	6%
Asset Management	1,947	1,919	1,924	1,911	1,954	1,947	1,954	7	—	7	—	43	2%
Annuities	2,395	2,539	2,582	2,696	2,821	2,395	2,821	426	18%	426	18%	125	5%
Protection	2,654	2,668	2,596	2,594	2,555	2,654	2,555	(99)	(4)%	(99)	(4)%	(39)	(2)%
Corporate & Other	1,474	1,534	1,693	1,574	1,347	1,474	1,347	(127)	(9)%	(127)	(9)%	(227)	(14)%
Total allocated equity	$9,166	$9,358	$9,508	$9,503	$9,449	$9,166	$9,449	$283	3%	$283	3%	$(54)	(1)%

(1) Allocated equity equals Ameriprise Financial shareholders’ equity from continuing operations excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

(2) Allocated equity has been recast to subtract the net of assets and liabilities held for sale from the Corporate & Other segment.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Reported net revenues	$853	$830	$895	$914	$957	$1,618	$1,871	$104	12%	$253	16%	$43	5%
Realized (gains) losses	(1)	—	(1)	(1)	—	—	(1)	1	#	(1)	—	1	#
Operating total net revenues (2)	$852	$830	$894	$913	$957	$1,618	$1,870	$105	12%	$252	16%	$44	5%

Reported expenses	$770	$742	$798	$814	$849	$1,487	$1,663	$79	10%	$176	12%	$35	4%
Less: integration/restructuring charges (1)	4	1	—	—	—	6	—	(4)	#	(6)	#	—	—
Operating expenses (2)	$766	$741	$798	$814	$849	$1,481	$1,663	$83	11%	$182	12%	$35	4%

Pretax segment income	$83	$88	$97	$100	$108	$131	$208	$25	30%	$77	59%	$8	8%
Pretax operating earnings (2)	$86	$89	$96	$99	$108	$137	$207	$22	26%	$70	51%	$9	9%

Allocated equity	$696	$698	$713	$728	$772	$696	$772	$76	11%	$76	11%	$44	6%
Operating return on allocated equity (2)(3)	21.6%	28.3%	34.8%	39.6%	40.4%	21.6%	40.4%	18.8%		18.8%		0.8%
Pretax operating margin (2)	10.1%	10.7%	10.7%	10.8%	11.3%	8.5%	11.1%	1.2%		2.6%		0.5%

Asset Management
Reported net revenues	$562	$662	$774	$737	$753	$932	$1,490	$191	34%	$558	60%	$16	2%
Realized (gains) losses	—	(1)	(1)	—	—	(1)	—	—	—	1	#	—	—
Operating total net revenues (2)	$562	$661	$773	$737	$753	$931	$1,490	$191	34%	$559	60%	$16	2%

Reported expenses	$506	$558	$634	$630	$628	$858	$1,258	$122	24%	$400	47%	$(2)	—
Less: integration/restructuring charges (4)	48	18	24	29	21	53	50	(27)	(56)%	(3)	(6)%	(8)	(28)%
Operating expenses (2)	$458	$540	$610	$601	$607	$805	$1,208	$149	33%	$403	50%	$6	1%

Pretax segment income	$56	$104	$140	$107	$125	$74	$232	$69	#	$158	#	$18	17%
Pretax operating earnings (2)	$104	$121	$163	$136	$146	$126	$282	$42	40%	$156	#	$10	7%

Allocated equity	$1,947	$1,919	$1,924	$1,911	$1,954	$1,947	$1,954	$7	—	$7	—	$43	2%
Operating return on allocated equity (2)(3)	14.1%	17.6%	19.7%	22.7%	21.8%	14.1%	21.8%	7.7%		7.7%		(0.9)%
Pretax operating margin (2)	18.5%	18.3%	21.1%	18.5%	19.4%	13.5%	18.9%	0.9%		5.4%		0.9%

Operating total net revenues (2)	$562	$661	$773	$737	$753	$931	$1,490	$191	34%	$559	60%	$16	2%
Distribution pass thru revenues	(158)	(184)	(188)	(207)	(218)	(255)	(425)	(60)	(38)%	(170)	(67)%	(11)	(5)%
Subadvisory and other pass thru revenues	(67)	(89)	(95)	(98)	(96)	(108)	(194)	(29)	(43)%	(86)	(80)%	2	2%
Adjusted operating revenues (2)	$337	$388	$490	$432	$439	$568	$871	$102	30%	$303	53%	$7	2%

Pretax operating earnings (2)	$104	$121	$163	$136	$146	$126	$282	$42	40%	$156	#	$10	7%
Operating net investment income (2)	—	(5)	(6)	(1)	(3)	(3)	(4)	(3)	—	(1)	(33)%	(2)	#
Amortization of intangibles	10	12	10	10	10	17	20	—	—	3	18%	—	—
Adjusted operating earnings (2)	$114	$128	$167	$145	$153	$140	$298	$39	34%	$158	#	$8	6%

Adjusted net pretax operating margin (2)	33.8%	33.0%	34.1%	33.6%	34.9%	24.6%	34.2%	1.1%		9.6%		1.3%

(1)        Integration charges incurred for acquisition of HRBFA.

(2)        See non-GAAP financial information on pg 36.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)        Integration charges incurred for acquisitions of J. & W. Seligman and Columbia.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Annuities
Reported net revenues	$630	$626	$642	$640	$666	$1,232	$1,306	$36	6%	$74	6%	$26	4%
Realized (gains) losses	(4)	1	(3)	3	(1)	(7)	2	3	75%	9	#	(4)	#
Operating total net revenues (2)	$626	$627	$639	$643	$665	$1,225	$1,308	$39	6%	$83	7%	$22	3%

Reported expenses	$497	$362	$511	$486	$523	$979	$1,009	$26	5%	$30	3%	$37	8%
Less: market impact on VA guaranteed living benefits	(27)	(8)	43	17	7	(10)	24	34	#	34	#	(10)	(59)%
Operating expenses (2)	$524	$370	$468	$469	$516	$989	$985	$(8)	(2)%	$(4)	—	$47	10%

Pretax segment income	$133	$264	$131	$154	$143	$253	$297	$10	8%	$44	17%	$(11)	(7)%
Pretax operating earnings (2)	$102	$257	$171	$174	$149	$236	$323	$47	46%	$87	37%	$(25)	(14)%

Allocated equity	$2,395	$2,539	$2,582	$2,696	$2,821	$2,395	$2,821	$426	18%	$426	18%	$125	5%
Operating return on allocated equity (2)(3)	22.2%	20.1%	20.3%	21.1%	21.4%	22.2%	21.4%	(0.8)%		(0.8)%		0.3%
Pretax operating margin (2)	16.3%	41.0%	26.8%	27.1%	22.4%	19.3%	24.7%	6.1%		5.4%		(4.7)%

Protection
Reported net revenues	$519	$500	$523	$517	$525	$1,024	$1,042	$6	1%	$18	2%	$8	2%
Realized (gains) losses	(1)	—	1	(1)	(3)	(2)	(4)	(2)	#	(2)	#	(2)	#
Operating total net revenues (2)	$518	$500	$524	$516	$522	$1,022	$1,038	$4	1%	$16	2%	$6	1%

Reported expenses	$385	$433	$440	$410	$435	$771	$845	$50	13%	$74	10%	$25	6%

Pretax segment income	$134	$67	$83	$107	$90	$253	$197	$(44)	(33)%	$(56)	(22)%	$(17)	(16)%
Pretax operating earnings (2)	$133	$67	$84	$106	$87	$251	$193	$(46)	(35)%	$(58)	(23)%	$(19)	(18)%

Allocated equity	$2,654	$2,668	$2,596	$2,594	$2,555	$2,654	$2,555	$(99)	(4)%	$(99)	(4)%	$(39)	(2)%
Operating return on allocated equity (2)(3)	15.5%	13.1%	11.8%	11.4%	9.8%	15.5%	9.8%	(5.7)%		(5.7)%		(1.6)%
Pretax operating margin (2)	25.7%	13.4%	16.0%	20.5%	16.7%	24.6%	18.6%	(9.0)%		(6.0)%		(3.8)%

Corporate & Other
Reported net revenues	$188	$32	$46	$43	$59	$345	$102	$(129)	(69)%	$(243)	(70)%	$16	37%
CIEs net revenues	(201)	(26)	(37)	(47)	(35)	(337)	(82)	166	83%	255	76%	12	26%
Realized (gains) losses	(1)	(2)	(15)	(2)	(2)	(2)	(4)	(1)	#	(2)	#	—	—
Operating total net revenues (2)	$(14)	$4	$(6)	$(6)	$22	$6	$16	$36	#	$10	#	$28	#

Reported expenses	$132	$109	$129	$124	$126	$236	$250	$(6)	(5)%	$14	6%	$2	2%
Less: CIEs expenses	62	58	63	65	63	116	128	1	2%	12	10%	(2)	(3)%
Less: integration/restructuring charges (1)	5	—	4	—	—	5	—	(5)	#	(5)	#	—	—
Operating expenses (2)	$65	$51	$62	$59	$63	$115	$122	$(2)	(3)%	$7	6%	$4	7%

Noncontrolling interests	$139	$(32)	$(26)	$(18)	$(28)	$221	$(46)	$(167)	#	$(267)	#	$(10)	(56)%

Pretax segment income (loss)	$56	$(77)	$(83)	$(81)	$(67)	$109	$(148)	$(123)	#	$(257)	#	$14	17%
Pretax segment (loss) attributable to Ameriprise Financial	$(83)	$(45)	$(57)	$(63)	$(39)	$(112)	$(102)	$44	53%	$10	9%	$24	38%
Pretax operating (loss) (2)	$(79)	$(47)	$(68)	$(65)	$(41)	$(109)	$(106)	$38	48%	$3	3%	$24	37%

(1)        Integration charges incurred for acquisition of Columbia as well as severance and related expenses from discontinuing new sales of RiverSource variable annuities through non-Ameriprise distribution channels.

(2)        See non-GAAP financial information on pg 36.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$337	$333	$374	$386	$408	$663	$794	$71	21%	$131	20%	$22	6%
Distribution fees	444	429	453	461	484	814	945	40	9%	131	16%	23	5%
Net investment income	70	66	62	63	61	144	124	(9)	(13)%	(20)	(14)%	(2)	(3)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	17	19	16	15	35	31	(3)	(17)%	(4)	(11)%	(1)	(6)%
Total revenues	869	845	908	926	968	1,656	1,894	99	11%	238	14%	42	5%
Banking and deposit interest expense	17	15	14	13	11	38	24	(6)	(35)%	(14)	(37)%	(2)	(15)%
Operating total net revenues (1)	852	830	894	913	957	1,618	1,870	105	12%	252	16%	44	5%

Expenses
Distribution expenses (4)	494	478	536	541	574	940	1,115	80	16%	175	19%	33	6%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense (4)	272	263	262	273	275	541	548	3	1%	7	1%	2	1%
Operating expenses (1)	766	741	798	814	849	1,481	1,663	83	11%	182	12%	35	4%
Pretax operating earnings (1)	$86	$89	$96	$99	$108	$137	$207	$22	26%	$70	51%	$9	9%

Pretax segment income	$83	$88	$97	$100	$108	$131	$208	$25	30%	$77	59%	$8	8%

Margins
Pretax segment margin	9.7%	10.6%	10.8%	10.9%	11.3%	8.1%	11.1%	1.6%		3.0%		0.4%
Pretax operating margin (1)	10.1%	10.7%	10.7%	10.8%	11.3%	8.5%	11.1%	1.2%		2.6%		0.5%

Return on Equity
Allocated equity	$696	$698	$713	$728	$772	$696	$772	$76	11%	$76	11%	$44	6%
Return on allocated equity (1)(2)	17.6%	25.8%	34.5%	39.9%	40.9%	17.6%	40.9%	23.3%		23.3%		1.0%
Operating return on allocated equity (1)(3)	21.6%	28.3%	34.8%	39.6%	40.4%	21.6%	40.4%	18.8%		18.8%		0.8%

On-balance sheet deposits	$8,263	$8,257	$8,489	$8,606	$8,980	$8,263	$8,980	$717	9%	$717	9%	$374	4%

(1)	See non-GAAP financial information on pg 36.
(2)

Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)	In the 4th quarter of 2010 a year-to-date adjustment was made to reclass $9M of compensation from general and administrative expense to distribution expense.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking-Combined
Pretax operating earnings (1)	$24	$23	$27	$21	$21	$49	$42	$(3)	(13)%	$(7)	(14)%	$—	—
Allocated equity	$445	$451	$463	$478	$523	$445	$523	$78	18%	$78	18%	$45	9%
Operating return on allocated equity (1)(2)	18.2%	17.1%	16.6%	15.7%	14.5%	18.2%	14.5%	(3.7)%		(3.7)%		(1.2)%

Wealth Management & Distribution
Pretax operating earnings (1)	$62	$66	$69	$78	$87	$88	$165	$25	40%	$77	88%	$9	12%
Allocated equity	$251	$247	$250	$250	$249	$251	$249	$(2)	(1)%	$(2)	(1)%	$(1)	—
Operating return on allocated equity (1)(2)	28.1%	48.9%	68.0%	83.7%	89.4%	28.1%	89.4%	61.3%		61.3%		5.7%

Financial Plans
Branded financial plan net cash sales	$51	$48	$57	$53	$55	$103	$108	$4	8%	$5	5%	$2	4%

Financial Advisors
Employee advisors	2,196	2,183	2,168	2,140	2,146	2,196	2,146	(50)	(2)%	(50)	(2)%	6	—
Franchisee advisors	7,590	7,540	7,488	7,513	7,517	7,590	7,517	(73)	(1)%	(73)	(1)%	4	—
Total branded financial advisors	9,786	9,723	9,656	9,653	9,663	9,786	9,663	(123)	(1)%	(123)	(1)%	10	—

Operating total net revenues (1) per financial advisor (in thousands) (3)	$87	$85	$93	$95	$99	$164	$194	$12	14%	$30	18%	$4	4%

Advisor Retention
Employee	74.4%	77.8%	82.3%	86.6%	89.4%	74.4%	89.4%	15.0%		15.0%		2.8%
Franchisee	92.4%	93.0%	93.4%	94.1%	94.2%	92.4%	94.2%	1.8%		1.8%		0.1%

Total Client Assets (at period end)	$266,488	$287,729	$303,613	$315,387	$319,076	$266,488	$319,076	$52,588	20%	$52,588	20%	$3,689	1%

Total Wrap Accounts
Beginning assets	$85,942	$83,042	$91,101	$97,514	$103,104	$81,252	$97,514	$17,162	20%	$16,262	20%	$5,590	6%
Net flows	1,933	1,566	1,736	2,750	2,345	4,249	5,095	412	21%	846	20%	(405)	(15)%
Market appreciation (depreciation) and other	(4,833)	6,493	4,677	2,840	414	(2,459)	3,254	5,247	#	5,713	#	(2,426)	(85)%
Total wrap ending assets	$83,042	$91,101	$97,514	$103,104	$105,863	$83,042	$105,863	$22,821	27%	$22,821	27%	$2,759	3%

(1)	See non-GAAP financial information on pg 36.
(2)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Year-to-date is sum of current and prior quarters for the year under review.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$471	$551	$650	$620	$627	$778	$1,247	$156	33%	$469	60%	$7	1%
Distribution fees	88	103	109	115	123	146	238	35	40%	92	63%	8	7%
Net investment income	—	5	6	1	3	3	4	3	—	1	33%	2	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	4	2	8	2	—	5	2	(4)	#	(3)	(60)%	(2)	#
Total revenues	563	661	773	738	753	932	1,491	190	34%	559	60%	15	2%
Banking and deposit interest expense	1	—	—	1	—	1	1	(1)	#	—	—	(1)	#
Operating total net revenues (1)	562	661	773	737	753	931	1,490	191	34%	559	60%	16	2%

Expenses
Distribution expenses	186	215	227	258	260	292	518	74	40%	226	77%	2	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	5	4	4	6	11	10	1	20%	(1)	(9)%	2	50%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	267	320	379	339	341	502	680	74	28%	178	35%	2	1%
Operating expenses (1)	458	540	610	601	607	805	1,208	149	33%	403	50%	6	1%
Pretax operating earnings (1)	$104	$121	$163	$136	$146	$126	$282	$42	40%	$156	#	$10	7%

Pretax segment income	$56	$104	$140	$107	$125	$74	$232	$69	#	$158	#	$18	17%

Margins
Pretax segment margin	10.0%	15.7%	18.1%	14.5%	16.6%	7.9%	15.6%	6.6%		7.7%		2.1%
Pretax operating margin (1)	18.5%	18.3%	21.1%	18.5%	19.4%	13.5%	18.9%	0.9%		5.4%		0.9%

Operating total net revenues (1)	$562	$661	$773	$737	$753	$931	$1,490	$191	34%	$559	60%	$16	2%
Distribution pass thru revenues	(158)	(184)	(188)	(207)	(218)	(255)	(425)	(60)	(38)%	(170)	(67)%	(11)	(5)%
Subadvisory and other pass thru revenues	(67)	(89)	(95)	(98)	(96)	(108)	(194)	(29)	(43)%	(86)	(80)%	2	2%
Adjusted operating revenues (1)	$337	$388	$490	$432	$439	$568	$871	$102	30%	$303	53%	$7	2%

Pretax operating earnings (1)	$104	$121	$163	$136	$146	$126	$282	$42	40%	$156	#	$10	7%
Operating net investment income (1)	—	(5)	(6)	(1)	(3)	(3)	(4)	(3)	—	(1)	(33)%	(2)	#
Amortization of intangibles	10	12	10	10	10	17	20	—	—	3	18%	—	—
Adjusted operating earnings (1)	$114	$128	$167	$145	$153	$140	$298	$39	34%	$158	#	$8	6%

Adjusted net pretax operating margin (1)	33.8%	33.0%	34.1%	33.6%	34.9%	24.6%	34.2%	1.1%		9.6%		1.3%

Return on Equity
Allocated equity	$1,947	$1,919	$1,924	$1,911	$1,954	$1,947	$1,954	$7	—	$7	—	$43	2%
Return on allocated equity (1)(2)	10.0%	13.5%	15.3%	17.8%	18.5%	10.0%	18.5%	8.5%		8.5%		0.7%
Operating return on allocated equity (1)(3)	14.1%	17.6%	19.7%	22.7%	21.8%	14.1%	21.8%	7.7%		7.7%		(0.9)%

(1)	See non-GAAP financial information on pg 36.
(2)

Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(3,817)	$(2,830)	$(5,198)	$(1,982)	$(246)	$(4,299)	$(2,228)	$3,571	94%	$2,071	48%	$1,736	88%
Threadneedle managed asset net flows (1)	(1,051)	1,082	(578)	(2,968)	1,694	(1,010)	(1,274)	2,745	#	(264)	(26)%	4,662	#
Less: Sub-advised eliminations (1)	(43)	(32)	10	108	(998)	(89)	(890)	(955)	#	(801)	#	(1,106)	#
Total managed asset net flows	$(4,911)	$(1,780)	$(5,766)	$(4,842)	$450	$(5,398)	$(4,392)	$5,361	#	$1,006	19%	$5,292	#

Total Managed Assets Reconciliations
Columbia managed assets	$327,406	$347,050	$355,489	$362,960	$362,044	$327,406	$362,044	$34,638	11%	$34,638	11%	$(916)	—
Threadneedle managed assets	89,319	101,851	105,648	106,765	110,402	89,319	110,402	21,083	24%	21,083	24%	3,637	3%
Less: Sub-advised eliminations	(3,398)	(4,030)	(4,304)	(4,291)	(5,215)	(3,398)	(5,215)	(1,817)	(53)%	(1,817)	(53)%	(924)	(22)%
Total managed assets	$413,327	$444,871	$456,833	$465,434	$467,231	$413,327	$467,231	$53,904	13%	$53,904	13%	$1,797	—

Total Managed Assets by Type
Equity	$189,734	$215,095	$237,120	$247,257	$247,552	$189,734	$247,552	$57,818	30%	$57,818	30%	$295	—
Fixed income	192,988	198,786	189,545	188,149	190,350	192,988	190,350	(2,638)	(1)%	(2,638)	(1)%	2,201	1%
Money market	7,159	6,734	6,597	6,389	6,267	7,159	6,267	(892)	(12)%	(892)	(12)%	(122)	(2)%
Alternative	11,516	11,505	11,309	10,959	10,725	11,516	10,725	(791)	(7)%	(791)	(7)%	(234)	(2)%
Hybrid and other	11,930	12,751	12,262	12,680	12,337	11,930	12,337	407	3%	407	3%	(343)	(3)%
Total managed assets by type	$413,327	$444,871	$456,833	$465,434	$467,231	$413,327	$467,231	$53,904	13%	$53,904	13%	$1,797	—

(1) Restated all periods in Q2 2011 to reflect revised definition of net flows consistent with Columbia.

# Variance of greater than 100%

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$78,631	$189,418	$205,230	$218,460	$226,442	$76,860	$218,460	$147,811	#	$141,600	#	$7,982	4%
Mutual fund inflows	6,817	7,439	9,096	11,395	9,708	9,221	21,103	2,891	42%	11,882	#	(1,687)	(15)%
Mutual fund outflows	(9,266)	(10,731)	(12,040)	(12,642)	(11,928)	(12,610)	(24,570)	(2,662)	(29)%	(11,960)	(95)%	714	6%
Net VP/VIT fund flows	106	691	711	381	394	134	775	288	#	641	#	13	3%
Net new flows	(2,343)	(2,601)	(2,233)	(866)	(1,826)	(3,255)	(2,692)	517	22%	563	17%	(960)	#
Reinvested dividends	898	413	1,350	328	2,083	1,088	2,411	1,185	#	1,323	#	1,755	#
Net flows	(1,445)	(2,188)	(883)	(538)	257	(2,167)	(281)	1,702	#	1,886	87%	795	#
Distributions	(1,121)	(665)	(1,860)	(556)	(2,520)	(1,345)	(3,076)	(1,399)	#	(1,731)	#	(1,964)	#
Market appreciation (depreciation) and other (1)	113,353	18,665	15,973	9,076	1,189	116,070	10,265	(112,164)	(99)%	(105,805)	(91)%	(7,887)	(87)%
Total ending assets	189,418	205,230	218,460	226,442	225,368	189,418	225,368	35,950	19%	35,950	19%	(1,074)	—

% of total retail assets sub-advised	18.2%	18.6%	18.4%	18.5%	18.3%	18.2%	18.3%	0.1%		0.1%		(0.2)%

Institutional
Beginning assets	64,083	128,176	131,822	127,211	127,105	62,496	127,211	63,022	98%	64,715	#	(106)	—
Net flows	(2,504)	(637)	(3,978)	(1,010)	(239)	(2,457)	(1,249)	2,265	90%	1,208	49%	771	76%
Market appreciation (depreciation) and other (2)(3)	66,597	4,283	(633)	904	584	68,137	1,488	(66,013)	(99)%	(66,649)	(98)%	(320)	(35)%
Total ending assets	128,176	131,822	127,211	127,105	127,450	128,176	127,450	(726)	(1)%	(726)	(1)%	345	—

Alternative
Beginning assets	10,063	9,957	10,122	9,971	9,615	9,791	9,971	(448)	(4)%	180	2%	(356)	(4)%
Net flows	132	(5)	(337)	(434)	(264)	325	(698)	(396)	#	(1,023)	#	170	39%
Market appreciation (depreciation) and other	(238)	170	186	78	95	(159)	173	333	#	332	#	17	22%
Total ending assets	9,957	10,122	9,971	9,615	9,446	9,957	9,446	(511)	(5)%	(511)	(5)%	(169)	(2)%

Other and Eliminations	(145)	(124)	(153)	(202)	(220)	(145)	(220)	(75)	(52)%	(75)	(52)%	(18)	(9)%
Total Columbia managed assets	$327,406	$347,050	$355,489	$362,960	$362,044	$327,406	$362,044	$34,638	11%	$34,638	11%	$(916)	—

Total Columbia net flows	$(3,817)	$(2,830)	$(5,198)	$(1,982)	$(246)	$(4,299)	$(2,228)	$3,571	94%	$2,071	48%	$1,736	88%

(1) Included in Market appreciation (depreciation) and other, for Retail funds in the 2nd quarter of 2010, are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the modification of the Portfolio Navigator program, and an additional $13.1B of PN related assets sub-advised by others.

(2) Included in Market appreciation (depreciation) and other, for Institutional funds in the 2nd quarter of 2010, are $68.4B due to the acquisition of Columbia Management.

(3) Included in Market appreciation (depreciation) and other for Institutional funds for all periods shown are changes in assets related to corporate capital decisions including share repurchases, debt repurchases, equity issuance, debt issuance and acquisitions.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds (2)
Beginning assets	$30,393	$27,291	$30,673	$33,394	$34,275	$29,090	$33,394	$3,882	13%	$4,304	15%	$881	3%
Mutual fund inflows	2,955	3,025	3,632	4,129	5,181	6,884	9,310	2,226	75%	2,426	35%	1,052	25%
Mutual fund outflows	(3,443)	(3,383)	(2,394)	(4,714)	(3,277)	(6,028)	(7,991)	166	5%	(1,963)	(33)%	1,437	30%
Net new flows	(488)	(358)	1,238	(585)	1,904	856	1,319	2,392	#	463	54%	2,489	#
Reinvested dividends	39	13	55	16	55	58	71	16	41%	13	22%	39	#
Net flows	(449)	(345)	1,293	(569)	1,959	914	1,390	2,408	#	476	52%	2,528	#
Distributions	(138)	(49)	(161)	(56)	(162)	(202)	(218)	(24)	(17)%	(16)	(8)%	(106)	#
Market appreciation (depreciation)	(2,172)	2,232	1,694	499	330	(507)	829	2,502	#	1,336	#	(169)	(34)%
Foreign currency translation (1)	(540)	1,402	(240)	888	(14)	(2,309)	874	526	97%	3,183	#	(902)	#
Other	197	142	135	119	250	305	369	53	27%	64	21%	131	#
Total ending assets	27,291	30,673	33,394	34,275	36,638	27,291	36,638	9,347	34%	9,347	34%	2,363	7%

Institutional
Beginning assets	64,997	60,469	69,795	70,916	71,146	66,934	70,916	6,149	9%	3,982	6%	230	—
Net flows	(692)	1,610	(1,769)	(2,364)	(141)	(1,992)	(2,505)	551	80%	(513)	(26)%	2,223	94%
Market appreciation (depreciation)	(3,317)	4,176	2,876	291	812	(303)	1,103	4,129	#	1,406	#	521	#
Foreign currency translation (1)	(1,062)	3,127	(473)	1,896	78	(5,098)	1,974	1,140	#	7,072	#	(1,818)	(96)%
Other	543	413	487	407	590	928	997	47	9%	69	7%	183	45%
Total ending assets	60,469	69,795	70,916	71,146	72,485	60,469	72,485	12,016	20%	12,016	20%	1,339	2%

Alternative
Beginning assets	1,745	1,559	1,383	1,338	1,344	1,799	1,338	(401)	(23)%	(461)	(26)%	6	—
Net flows	90	(183)	(102)	(35)	(124)	68	(159)	(214)	#	(227)	#	(89)	#
Market appreciation (depreciation)	(260)	(85)	51	(10)	32	(195)	22	292	#	217	#	42	#
Foreign currency translation (1)	(30)	77	(7)	35	6	(138)	41	36	#	179	#	(29)	(83)%
Other	14	15	13	16	21	25	37	7	50%	12	48%	5	31%
Total ending assets	1,559	1,383	1,338	1,344	1,279	1,559	1,279	(280)	(18)%	(280)	(18)%	(65)	(5)%

Total Threadneedle managed assets	$89,319	$101,851	$105,648	$106,765	$110,402	$89,319	$110,402	$21,083	24%	$21,083	24%	$3,637	3%

Total Threadneedle net flows	$(1,051)	$1,082	$(578)	$(2,968)	$1,694	$(1,010)	$(1,274)	$2,745	#	$(264)	(26)%	$4,662	#

(1)        Amounts represent British Pound to US dollar conversion.

(2)    Restated all periods in Q2 2011 to change presentation and net flows definition to be consistent with Columbia.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Second Quarter 2011

Mutual Fund Rankings in top 2 Lipper Quartiles

		2 Qtr 2011
Domestic Equity
Equal weighted	1 year	72%
	3 year	59%
	5 year	67%
Asset weighted	1 year	62%
	3 year	64%
	5 year	71%
International Equity
Equal weighted	1 year	39%
	3 year	38%
	5 year	50%
Asset weighted	1 year	8%
	3 year	56%
	5 year	63%
Taxable Fixed Income
Equal weighted	1 year	65%
	3 year	68%
	5 year	68%
Asset weighted	1 year	74%
	3 year	68%
	5 year	73%
Tax Exempt Fixed Income
Equal weighted	1 year	100%
	3 year	100%
	5 year	94%
Asset weighted	1 year	100%
	3 year	100%
	5 year	99%
Asset Allocation Funds
Equal weighted	1 year	71%
	3 year	57%
	5 year	57%
Asset weighted	1 year	79%
	3 year	88%
	5 year	87%

Number of funds with 4 or 5 Morningstar star ratings
Overall		52
3 year		46
5 year		47

Percent of funds with 4 or 5 Morningstar star ratings
Overall		45%
3 year		40%
5 year		42%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		53%
3 year		44%
5 year		38%

Beginning in the second quarter of 2011, mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds. In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched. No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Second Quarter 2011

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		2 Qtr 2011
Equity
Equal weighted	1 year	83%
	3 year	75%
	5 year	86%
Asset weighted	1 year	83%
	3 year	85%
	5 year	96%

Fixed Income
Equal weighted	1 year	56%
	3 year	77%
	5 year	73%
Asset weighted	1 year	52%
	3 year	92%
	5 year	83%

Allocation (Managed) Funds
Equal weighted	1 year	67%
	3 year	100%
	5 year	100%
Asset weighted	1 year	82%
	3 year	100%
	5 year	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$130	$139	$150	$155	$161	$257	$316	$31	24%	$59	23%	$6	4%
Distribution fees	76	65	73	76	80	146	156	4	5%	10	7%	4	5%
Net investment income	326	327	329	323	308	653	631	(18)	(6)%	(22)	(3)%	(15)	(5)%
Premiums	42	43	34	34	49	73	83	7	17%	10	14%	15	44%
Other revenues	52	53	53	55	67	96	122	15	29%	26	27%	12	22%
Total revenues	626	627	639	643	665	1,225	1,308	39	6%	83	7%	22	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	626	627	639	643	665	1,225	1,308	39	6%	83	7%	22	3%

Expenses
Distribution expenses	70	70	67	76	81	131	157	11	16%	26	20%	5	7%
Interest credited to fixed accounts	194	188	188	172	177	386	349	(17)	(9)%	(37)	(10)%	5	3%
Benefits, claims, losses and settlement expenses	126	359	102	96	120	221	216	(6)	(5)%	(5)	(2)%	24	25%
Amortization of deferred acquisition costs	80	(296)	58	73	82	146	155	2	3%	9	6%	9	12%
Interest and debt expense	—	2	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	54	47	53	52	56	105	108	2	4%	3	3%	4	8%
Operating expenses (1)	524	370	468	469	516	989	985	(8)	(2)%	(4)	—	47	10%
Pretax operating earnings (1)	$102	$257	$171	$174	$149	$236	$323	$47	46%	$87	37%	$(25)	(14)%

Pretax segment income	$133	$264	$131	$154	$143	$253	$297	$10	8%	$44	17%	$(11)	(7)%

Margins
Pretax segment margin	21.1%	42.2%	20.4%	24.1%	21.5%	20.5%	22.7%	0.4%		2.2%		(2.6)%
Pretax operating margin (1)	16.3%	41.0%	26.8%	27.1%	22.4%	19.3%	24.7%	6.1%		5.4%		(4.7)%

Return on Equity
Allocated equity	$2,395	$2,539	$2,582	$2,696	$2,821	$2,395	$2,821	$426	18%	$426	18%	$125	5%
Return on allocated equity (1)(2)	22.9%	21.4%	20.0%	20.6%	19.8%	22.9%	19.8%	(3.1)%		(3.1)%		(0.8)%
Operating return on allocated equity (1)(3)	22.2%	20.1%	20.3%	21.1%	21.4%	22.2%	21.4%	(0.8)%		(0.8)%		0.3%

Market impact on variable annuity guaranteed living benefits (4)
FAS 157 valuation impact	$54	$(8)	$(45)	$(7)	$18	$48	$11	$(36)	(67)%	$(37)	(77)%	$25	#
Other	(27)	16	2	(10)	(25)	(38)	(35)	2	7%	3	8%	(15)	#
Total VA guaranteed living benefit impact excluded from operating earnings	$27	$8	$(43)	$(17)	$(7)	$10	$(24)	$(34)	#	$(34)	#	$10	59%

Total annuity net flows	$9	$325	$177	$(144)	$(49)	$(59)	$(193)	$(58)	#	$(134)	#	$95	66%

(1)           See non-GAAP financial information on pg 36.

(2)           Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)           Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)           Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of DAC and DSIC.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings (1)	$41	$80	$105	$103	$85	$115	$188	$44	#	$73	63%	$(18)	(17)%
Allocated equity	$1,083	$1,133	$1,261	$1,274	$1,409	$1,083	$1,409	$326	30%	$326	30%	$135	11%
Operating return on allocated equity (1)(2)	32.4%	20.7%	20.7%	21.7%	22.6%	32.4%	22.6%	(9.8)%		(9.8)%		0.9%

Fixed Annuities (3)
Pretax operating earnings (1)	$61	$177	$66	$71	$64	$121	$135	$3	5%	$14	12%	$(7)	(10)%
Allocated equity	$1,312	$1,406	$1,321	$1,422	$1,412	$1,312	$1,412	$100	8%	$100	8%	$(10)	(1)%
Operating return on allocated equity (1)(2)	14.9%	19.6%	19.9%	20.6%	20.3%	14.9%	20.3%	5.4%		5.4%		(0.3)%

Variable Annuities Rollforward
Beginning balance	$56,978	$54,025	$58,974	$62,637	$64,741	$55,106	$62,637	$7,763	14%	$7,531	14%	$2,104	3%
Deposits	1,411	1,730	1,865	1,604	1,688	2,592	3,292	277	20%	700	27%	84	5%
Withdrawals and terminations	(1,212)	(1,246)	(1,464)	(1,500)	(1,525)	(2,295)	(3,025)	(313)	(26)%	(730)	(32)%	(25)	(2)%
Net flows	199	484	401	104	163	297	267	(36)	(18)%	(30)	(10)%	59	57%
Investment performance and interest credited	(3,150)	4,465	3,262	2,000	319	(1,291)	2,319	3,469	#	3,610	#	(1,681)	(84)%
Other	(2)	—	—	—	—	(87)	—	2	#	87	#	—	—
Total ending balance - contract accumulation values	$54,025	$58,974	$62,637	$64,741	$65,223	$54,025	$65,223	$11,198	21%	$11,198	21%	$482	1%

Variable annuities fixed sub-accounts	$4,914	$4,926	$4,864	$4,790	$4,750	$4,914	$4,750	$(164)	(3)%	$(164)	(3)%	$(40)	(1)%

Fixed Annuities Rollforward
Beginning balance	$14,599	$14,547	$14,527	$14,441	$14,324	$14,623	$14,441	$(275)	(2)%	$(182)	(1)%	$(117)	(1)%
Deposits	130	140	96	95	121	293	216	(9)	(7)%	(77)	(26)%	26	27%
Withdrawals and terminations	(320)	(299)	(320)	(343)	(333)	(649)	(676)	(13)	(4)%	(27)	(4)%	10	3%
Net flows	(190)	(159)	(224)	(248)	(212)	(356)	(460)	(22)	(12)%	(104)	(29)%	36	15%
Policyholder interest credited	138	139	138	131	130	280	261	(8)	(6)%	(19)	(7)%	(1)	(1)%
Other	—	—	—	—	—	—	—	—	—	—	—	—	—
Total ending balance - contract accumulation values	$14,547	$14,527	$14,441	$14,324	$14,242	$14,547	$14,242	$(305)	(2)%	$(305)	(2)%	$(82)	(1)%

Capitalized interest	$3	$1	$2	$1	$2	$8	$3	$(1)	(33)%	$(5)	(63)%	$1	#

Payout Annuities Reserve Balance	$2,105	$2,111	$2,111	$2,109	$2,128	$2,105	$2,128	$23	1%	$23	1%	$19	1%

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	6.1%	6.5%	6.4%	6.3%	6.2%	6.1%	6.2%	0.1%		0.1%		(0.1)%
Crediting rate excluding capitalized interest	(3.9)%	(3.8)%	(3.8)%	(3.7)%	(3.7)%	(3.9)%	(3.7)%	0.2%		0.2%		—
Tax equivalent margin spread	2.2%	2.7%	2.6%	2.6%	2.5%	2.2%	2.5%	0.3%		0.3%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$2,121	$2,082	$2,378	$2,493	$2,522	$2,132	$2,493	$401	19%	$361	17%	$29	1%
Capitalization	77	92	97	76	75	130	151	(2)	(3)%	21	16%	(1)	(1)%
Amortization due to market impact on VA guaranteed living benefits	(41)	(10)	29	10	—	(35)	10	41	#	45	#	(10)	#
Operating amortization per income statement	(63)	232	(43)	(59)	(68)	(115)	(127)	(5)	(8)%	(12)	(10)%	(9)	(15)%
Other	(12)	(18)	32	2	(14)	(30)	(12)	(2)	(17)%	18	60%	(16)	#
Total ending balance	$2,082	$2,378	$2,493	$2,522	$2,515	$2,082	$2,515	$433	21%	$433	21%	$(7)	—

Total Fixed Annuities DAC
Beginning balance	$247	$198	$229	$272	$265	$301	$272	$18	7%	$(29)	(10)%	$(7)	(3)%
Capitalization	6	4	4	2	4	13	6	(2)	(33)%	(7)	(54)%	2	#
Amortization per income statement	(17)	64	(15)	(14)	(14)	(31)	(28)	3	18%	3	10%	—	—
Other	(38)	(37)	54	5	(17)	(85)	(12)	21	55%	73	86%	(22)	#
Total ending balance	$198	$229	$272	$265	$238	$198	$238	$40	20%	$40	20%	$(27)	(10)%

(1)           See non-GAAP financial information on pg 36.

(2)           Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)           Includes payout annuities.

(4)           Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)           In the 2nd, 3rd, and 4th quarters of 2010 and in the 1st and 2nd quarters of 2011, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 6.0%, 6.2%, 6.1%, 6.0% and 5.8% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$13	$13	$15	$14	$15	$26	$29	$2	15%	$3	12%	$1	7%
Distribution fees	24	24	24	23	23	48	46	(1)	(4)%	(2)	(4)%	—	—
Net investment income	110	108	108	107	109	212	216	(1)	(1)%	4	2%	2	2%
Premiums	262	264	266	262	267	517	529	5	2%	12	2%	5	2%
Other revenues	109	91	112	110	108	219	218	(1)	(1)%	(1)	—	(2)	(2)%
Total revenues	518	500	525	516	522	1,022	1,038	4	1%	16	2%	6	1%
Banking and deposit interest expense	—	—	1	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	518	500	524	516	522	1,022	1,038	4	1%	16	2%	6	1%

Expenses
Distribution expenses	9	8	7	6	10	17	16	1	11%	(1)	(6)%	4	67%
Interest credited to fixed accounts	37	39	35	35	35	73	70	(2)	(5)%	(3)	(4)%	—	—
Benefits, claims, losses and settlement expenses	239	295	291	259	279	473	538	40	17%	65	14%	20	8%
Amortization of deferred acquisition costs	45	35	51	49	50	97	99	5	11%	2	2%	1	2%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	55	56	56	61	61	111	122	6	11%	11	10%	—	—
Operating expenses (1)	385	433	440	410	435	771	845	50	13%	74	10%	25	6%
Pretax operating earnings (1)	$133	$67	$84	$106	$87	$251	$193	$(46)	(35)%	$(58)	(23)%	$(19)	(18)%

Pretax segment income	$134	$67	$83	$107	$90	$253	$197	$(44)	(33)%	$(56)	(22)%	$(17)	(16)%

Margins
Pretax segment margin	25.8%	13.4%	15.9%	20.7%	17.1%	24.7%	18.9%	(8.7)%		(5.8)%		(3.6)%
Pretax operating margin (1)	25.7%	13.4%	16.0%	20.5%	16.7%	24.6%	18.6%	(9.0)%		(6.0)%		(3.8)%

Return on Equity
Allocated equity	$2,654	$2,668	$2,596	$2,594	$2,555	$2,654	$2,555	$(99)	(4)%	$(99)	(4)%	$(39)	(2)%
Return on allocated equity (1)(2)	16.3%	13.6%	11.9%	11.5%	10.0%	16.3%	10.0%	(6.3)%		(6.3)%		(1.5)%
Operating return on allocated equity (1)(3)	15.5%	13.1%	11.8%	11.4%	9.8%	15.5%	9.8%	(5.7)%		(5.7)%		(1.6)%

Product Information
Long Term Care
Pretax operating earnings (1)	$6	$6	$10	$9	$8	$20	$17	$2	33%	$(3)	(15)%	$(1)	(11)%
Allocated equity	$636	$651	$648	$648	$657	$636	$657	$21	3%	$21	3%	$9	1%
Operating return on allocated equity (1)(3)	5.2%	4.7%	4.3%	3.7%	3.8%	5.2%	3.8%	(1.4)%		(1.4)%		0.1%

Protection excluding Long Term Care
Pretax operating earnings (1)	$127	$61	$74	$97	$79	$231	$176	$(48)	(38)%	$(55)	(24)%	$(18)	(19)%
Allocated equity	$2,018	$2,017	$1,948	$1,946	$1,898	$2,018	$1,898	$(120)	(6)%	$(120)	(6)%	$(48)	(2)%
Operating return on allocated equity (1)(3)	18.7%	15.7%	14.2%	13.9%	11.8%	18.7%	11.8%	(6.9)%		(6.9)%		(2.1)%

(1)           See non-GAAP financial information on pg 36.

(2)           Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)           Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$59	$54	$54	$37	$48	$113	$85	$(11)	(19)%	$(28)	(25)%	$11	30%
Term and whole life	3	4	3	3	2	6	5	(1)	(33)%	(1)	(17)%	(1)	(33)%
Disability insurance	2	2	1	1	2	3	3	—	—	—	—	1	#
Auto and home	177	188	174	185	186	354	371	9	5%	17	5%	1	1%
Total cash sales	$241	$248	$232	$226	$238	$476	$464	$(3)	(1)%	$(12)	(3)%	$12	5%

VUL / UL Policyholder Account Balances
Beginning balance	$9,009	$8,560	$9,079	$9,492	$9,698	$8,803	$9,492	$689	8%	$689	8%	$206	2%
Premiums and deposits	233	226	241	225	225	469	450	(8)	(3)%	(19)	(4)%	—	—
Investment performance and interest	(413)	570	457	269	43	(166)	312	456	#	478	#	(226)	(84)%
Withdrawals and surrenders	(269)	(277)	(286)	(288)	(272)	(546)	(560)	(3)	(1)%	(14)	(3)%	16	6%
Other	—	—	1	—	—	—	—	—	—	—	—	—	—
Total ending balance	$8,560	$9,079	$9,492	$9,698	$9,694	$8,560	$9,694	$1,134	13%	$1,134	13%	$(4)	—

Premiums by Product
Term and whole life	$15	$13	$13	$13	$14	$28	$27	$(1)	(7)%	$(1)	(4)%	$1	8%
Disability insurance	42	42	40	40	41	83	81	(1)	(2)%	(2)	(2)%	1	3%
Long term care	30	30	31	29	29	59	58	(1)	(3)%	(1)	(2)%	—	—
Auto and home	171	175	177	175	180	338	355	9	5%	17	5%	5	3%
Intercompany premiums	4	4	5	5	3	9	8	(1)	(25)%	(1)	(11)%	(2)	(40)%
Total premiums by product	$262	$264	$266	$262	$267	$517	$529	$5	2%	$12	2%	$5	2%

Auto and Home Insurance
Policy count (thousands)	623	639	650	664	677	623	677	54	9%	54	9%	13	2%
Loss ratio	80.3%	80.1%	96.5%	85.6%	90.9%	80.8%	88.3%	10.6%		7.5%		5.3%
Expense ratio	15.1%	15.7%	16.3%	15.4%	15.3%	14.9%	15.3%	0.2%		0.4%		(0.1)%
Combined ratio	95.4%	95.8%	112.8%	101.0%	106.2%	95.7%	103.6%	10.8%		7.9%		5.2%

DAC Rollforward
Life and Health
Beginning balance	$1,828	$1,798	$1,787	$1,813	$1,811	$1,852	$1,813	$(17)	(1)%	$(39)	(2)%	$(2)	—
Capitalization	31	29	32	27	28	58	55	(3)	(10)%	(3)	(5)%	1	4%
Amortization per income statement	(33)	(21)	(36)	(34)	(35)	(72)	(69)	(2)	(6)%	3	4%	(1)	(3)%
Other	(28)	(19)	30	5	(13)	(40)	(8)	15	54%	32	80%	(18)	#
Total ending balance	$1,798	$1,787	$1,813	$1,811	$1,791	$1,798	$1,791	$(7)	—	$(7)	—	$(20)	(1)%

Life Insurance in Force	$192,192	$192,102	$191,819	$191,657	$191,823	$192,192	$191,823	$(369)	—	$(369)	—	$166	—

Net Amount at Risk	$50,952	$49,713	$48,335	$47,583	$46,883	$50,952	$46,883	$(4,069)	(8)%	$(4,069)	(8)%	$(700)	(1)%

Net Policyholder Reserves
VUL / UL	$7,560	$8,102	$8,517	$8,737	$8,744	$7,560	$8,744	$1,184	16%	$1,184	16%	$7	—
Term and whole life	230	235	235	234	235	230	235	5	2%	5	2%	1	—
Disability insurance	489	498	504	511	517	489	517	28	6%	28	6%	6	1%
Long term care and other	2,464	2,489	2,514	2,524	2,538	2,464	2,538	74	3%	74	3%	14	1%
Auto and home loss and LAE reserves	318	317	328	328	338	318	338	20	6%	20	6%	10	3%
Total net policyholder reserves	$11,061	$11,641	$12,098	$12,334	$12,372	$11,061	$12,372	$1,311	12%	$1,311	12%	$38	—

(1)      Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment (2)

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(13)	—	(7)	(7)	(6)	(14)	(13)	7	54%	1	7%	1	14%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	4	1	1	28	23	29	26	#	6	26%	27	#
Total revenues	(11)	4	(6)	(6)	22	9	16	33	#	7	78%	28	#
Banking and deposit interest expense	3	—	—	—	—	3	—	(3)	#	(3)	#	—	—
Operating total net revenues (1)	(14)	4	(6)	(6)	22	6	16	36	#	10	#	28	#

Expenses
Distribution expenses	—	—	1	—	1	—	1	1	—	1	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	29	27	27	25	24	53	49	(5)	(17)%	(4)	(8)%	(1)	(4)%
General and administrative expense	36	24	34	34	38	62	72	2	6%	10	16%	4	12%
Operating expenses (1)	65	51	62	59	63	115	122	(2)	(3)%	7	6%	4	7%
Pretax operating (loss) (1)	$(79)	$(47)	$(68)	$(65)	$(41)	$(109)	$(106)	$38	48%	$3	3%	$24	37%

Pretax segment income (loss)	$56	$(77)	$(83)	$(81)	$(67)	$109	$(148)	$(123)	#	$(257)	#	$14	17%
Pretax segment (loss) attributable to Ameriprise Financial	$(83)	$(45)	$(57)	$(63)	$(39)	$(112)	$(102)	$44	53%	$10	9%	$24	38%

(1)        See non-GAAP financial information on pg 36.

(2)        Prior period quarters have been recast to reflect the transfer of Securities America financial data to discontinued operations from the Corporate & Other segment.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Second Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(31)	$(31)	$(33)	$(28)	$(29)	$(63)	$(57)	$2	6%	$6	10%	$(1)	(4)%
Distribution fees	(245)	(272)	(274)	(278)	(294)	(441)	(572)	(49)	(20)%	(131)	(30)%	(16)	(6)%
Net investment income	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Premiums	(5)	(4)	(5)	(4)	(4)	(9)	(8)	1	20%	1	11%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(281)	(307)	(313)	(310)	(327)	(513)	(637)	(46)	(16)%	(124)	(24)%	(17)	(5)%
Banking and deposit interest expense	(1)	—	(1)	(1)	—	(1)	(1)	1	#	—	—	1	#
Operating total net revenues (2)	(280)	(307)	(312)	(309)	(327)	(512)	(636)	(47)	(17)%	(124)	(24)%	(18)	(6)%

Expenses
Distribution expenses	(231)	(252)	(256)	(262)	(283)	(416)	(545)	(52)	(23)%	(129)	(31)%	(21)	(8)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(49)	(55)	(56)	(47)	(44)	(96)	(91)	5	10%	5	5%	3	6%
Operating expenses (2)	(280)	(307)	(312)	(309)	(327)	(512)	(636)	(47)	(17)%	(124)	(24)%	(18)	(6)%
Pretax operating earnings (2)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

(2)        See non-GAAP financial information on pg 36.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Second Quarter 2011

(in millions, unaudited)	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Assets (2)
Ameriprise Financial
Cash and cash equivalents	$3,807	$3,663	$2,838	$2,437	$2,528
Investments	36,518	37,975	37,053	37,457	37,947
Separate account assets	58,029	64,014	68,330	70,260	70,763
Receivables (1)	4,595	4,556	4,849	5,036	5,187
Deferred acquisition costs	4,123	4,437	4,619	4,638	4,582
Restricted and segregated cash	1,272	1,447	1,516	1,472	1,478
Other assets (1)	5,801	6,028	4,965	5,106	5,393
Assets held for sale	167	167	173	166	162
Total Ameriprise Financial assets	114,312	122,287	124,343	126,572	128,040

Consolidated Investment Entities
Cash and cash equivalents	570	403	472	906	479
Investments	5,437	5,375	5,444	5,363	5,416
Receivables	92	77	60	84	96
Other assets	685	885	895	920	1,107
Total Consolidated Investment Entities assets	6,784	6,740	6,871	7,273	7,098
Total Assets	$121,096	$129,027	$131,214	$133,845	$135,138

Liabilities (2)
Ameriprise Financial
Future policy benefits and claims	$30,677	$31,124	$30,208	$29,817	$30,002
Separate account liabilities	58,029	64,014	68,330	70,260	70,763
Customer deposits	8,421	8,492	8,779	8,911	9,430
Short-term borrowings	484	869	397	497	505
Long-term debt	2,684	2,735	2,317	2,298	2,332
Accounts payable and accrued expenses	996	1,025	1,112	861	1,045
Other liabilities	3,144	3,638	2,983	3,729	3,724
Liabilities held for sale	62	62	79	190	190
Total Ameriprise Financial liabilities	104,497	111,959	114,205	116,563	117,991

Consolidated Investment Entities
Debt	5,296	5,456	5,535	5,712	5,702
Accounts payable and accrued expenses	21	26	22	22	27
Other liabilities	163	82	167	359	190
Total Consolidated Investment Entities liabilities	5,480	5,564	5,724	6,093	5,919
Total Liabilities	109,977	117,523	119,929	122,656	123,910

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	5,869	5,917	6,029	6,043	6,108
Retained earnings	5,658	5,955	6,190	6,385	6,629
Appropriated retained earnings of consolidated investment entities	620	590	558	530	494
Treasury stock	(2,259)	(2,412)	(2,620)	(2,952)	(3,319)
Accumulated other comprehensive income, net of tax	607	897	565	542	633
Total Ameriprise Financial shareholders’ equity	10,498	10,950	10,725	10,551	10,548

Noncontrolling interests	621	554	560	638	680
Total Equity	11,119	11,504	11,285	11,189	11,228
Total Liabilities and Shareholders’ Equity	$121,096	$129,027	$131,214	$133,845	$135,138

(1)  Reclassed Threadneedle receivable from Receivables to Other Assets for all periods.

(2)  Assets and liabilities have been recast to reflect the transfer of discontinued operations to Assets held for sale and Liabilities held for sale, respectively.

Ameriprise Financial, Inc.

Capital and Ratings Information

Second Quarter 2011

(in millions unless otherwise noted, unaudited)	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Long-term Debt Summary
Senior notes	$2,356	$2,407	$2,003	$1,990	$2,024
Junior subordinated notes	322	322	308	308	308
Non-recourse debt for inverse floaters	6	6	6	—	—
Total Ameriprise Financial long-term debt	2,684	2,735	2,317	2,298	2,332
Non-recourse debt of consolidated investment entities	5,296	5,456	5,535	5,712	5,702
Total long-term debt	$7,980	$8,191	$7,852	$8,010	$8,034

Total Ameriprise Financial long-term debt	$2,684	$2,735	$2,317	$2,298	$2,332
Total non-recourse debt for inverse floaters	(6)	(6)	(6)	—	—
Fair value of hedges and unamortized discount	(66)	(117)	(53)	(40)	(74)
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount (1)	$2,612	$2,612	$2,258	$2,258	$2,258

Total equity (3)	$11,119	$11,504	$11,285	$11,189	$11,228
Noncontrolling interests	(621)	(554)	(560)	(638)	(680)
Total Ameriprise Financial shareholders’ equity	10,498	10,950	10,725	10,551	10,548
Assets and liabilities held for sale	(105)	(105)	(94)	24	28
Equity of consolidated investment entities	(596)	(561)	(529)	(501)	(464)
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$9,797	$10,284	$10,102	$10,074	$10,112

Total Ameriprise Financial capital	$13,182	$13,685	$13,042	$12,849	$12,880
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	$12,409	$12,896	$12,360	$12,332	$12,370

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.4%	20.0%	17.8%	17.9%	18.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	21.0%	20.3%	18.3%	18.3%	18.3%

Ratings (as of June 30, 2011 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1) See non-GAAP financial information on pg 36.

(2) For the most current ratings information, please see the individual rating agency’s website.

(3) Includes accumulated other comprehensive income, net of tax.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Second Quarter 2011

(in millions unless otherwise noted, unaudited)	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Cash and cash equivalents	$3,807	$3,663	$2,838	$2,437	$2,528

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,078	17,093	16,606	16,676	16,634

Residential mortgage backed securities	7,473	7,481	7,258	7,562	7,712
Commercial mortgage backed securities	4,681	4,969	4,868	4,702	4,735
Asset backed securities	1,966	2,009	2,020	2,015	2,063
Total mortgage and other asset backed securities	14,120	14,459	14,146	14,279	14,510

Other structured investments	—	—	—	—	—
State and municipal obligations	1,608	1,695	1,582	1,836	1,957
US government and agencies obligations	178	147	143	93	94
Foreign government bonds and obligations	110	112	108	108	124
Common and preferred stocks	48	54	10	10	10
Other AFS	74	26	24	28	58
Total other	2,018	2,034	1,867	2,075	2,243
Total available-for-sale securities	32,216	33,586	32,619	33,030	33,387

Commercial mortgage loans	2,670	2,670	2,615	2,582	2,560
Allowance for loan losses	(39)	(39)	(38)	(36)	(36)
Commercial mortgage loans, net	2,631	2,631	2,577	2,546	2,524

Policy loans	725	732	733	731	736
Trading securities	539	566	565	578	605
Other investments	407	460	559	572	695
Total investments	36,518	37,975	37,053	37,457	37,947
Total cash, cash equivalents and investments	$40,325	$41,638	$39,891	$39,894	$40,475

Net unrealized gain Available-for-Sale Securities	$1,581	$2,272	$1,486	$1,391	$1,673

AFS Fixed Maturity Asset Quality - %
AAA	41%	39%	39%	39%	39%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	47%	45%	45%	45%	45%
A	14%	15%	14%	14%	15%
BBB	34%	35%	35%	36%	35%
Below investment grade	5%	5%	6%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	5%	5%	5%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 46 - 49.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding CIEs;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating expenses;

• Operating net investment income;

• Operating return on allocated equity;

• Operating return on equity excluding CIEs and AOCI;

• Operating total net revenues;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Return on allocated equity;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Ameriprise financial advisors utilize a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on invested assets primarily from certificate and banking products. This segment earns revenues (distribution fees) for distributing non-affiliated products and earns intersegment revenues (distribution fees) for distributing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, LLC, formerly known as RiverSource Investments, LLC, predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. Columbia retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated third party financial institutions, including distribution through Bank of America and its affiliates. Institutional products and services are primarily sold through our institutional sales force. Threadneedle retail products are primarily distributed through third parties. Retail products include mutual funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. In addition to the products and services provided to third party clients, management teams serving our Asset Management segment provide all intercompany asset management services. The fees for all such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients. Prior to the fourth quarter of 2010, our variable annuity products were distributed through affiliated financial advisors as well as unaffiliated advisors through third-party distribution. During the fourth quarter of 2010, we discontinued new sales of our variable annuities in non-Ameriprise channels to further strengthen the risk and return characteristics of the business.  Our fixed annuity products are distributed through affiliated advisors as well as unaffiliated advisors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on invested assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Variable Series Trust, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through Ameriprise advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on invested assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Variable Series Trust, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses. Effective with results reported in second quarter 2011, results of operations attributable to Securities America have been transferred from the Corporate & Other segment to discontinued operations.  All prior periods have been restated.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - The following is a list of items subtracted from asset management segment operating total net revenues to arrive at Adjusted Operating Revenues:  operating net investment income, pass through distribution revenue, other pass through fees and subadvisory expenses.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), CIEs, and the net of assets and liabilities held for sale is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and client assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

FAS 157 Valuation Impact - The portion of the market impact on variable annuity guaranteed living benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated hedge asset values and net of related impacts on DAC and DSIC amortization.  This market impact includes the FAS 157 valuation impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) from continuing operations before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax segment income (loss) or pretax income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations ratios excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2011

Excluded from Operating Earnings

	Asset Management	Annuities		Protection	Corporate
			Market Impact on
	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	1	—	3	2	17
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	18
Total revenues	—	1	—	3	2	35
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	1	—	3	2	35

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	7	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	51
General and administrative expense	21	—	—	—	—	12
Total expenses	21	—	7	—	—	63
Pretax segment income (loss)	(21)	1	(7)	3	2	(28)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(28)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(21)	$1	$(7)	$3	$2	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection		Corporate
		Market	Auto & Home	Auto & Home	Gain on
	Threadneedle	Impacts	Auto Liability	Catastrophe	Interest Rate
(in millions, unaudited)	Compensation (8)	to DAC/DSIC (5)	Reserves (9)	Losses (6)	Hedge (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	27
Total revenues	—	—	—	—	27
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	27

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	10	15	—
Amortization of deferred acquisition costs	—	(3)	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	7	—	—	—	—
Total expenses	7	(3)	10	15	—
Pretax segment income (loss)	(7)	3	(10)	(15)	27
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(7)	$3	$(10)	$(15)	$27

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$6 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher period ending account values

(6)             Catastrophe loss related to storms in April and May

(7)             Gain on interest rate hedge put in place in anticipation of issuing debt.  The company did not issue debt and recognized a gain.

(8)             Higher equity-based compensation at Threadneedle vs. a year ago

(9)             Higher auto liability reserves reflecting elevated reserve levels based on late 2010 experience

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	1	—	(3)	—	1	2	27
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	20
Total revenues	1	—	(3)	—	1	2	47
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	1	—	(3)	—	1	2	47

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	27	—	—	—
Amortization of deferred acquisition costs	—	—	—	(10)	—	—	—
Interest and debt expense	—	—	—	—	—	—	50
General and administrative expense	—	29	—	—	—	—	15
Total expenses	—	29	—	17	—	—	65
Pretax segment income (loss)	1	(29)	(3)	(17)	1	2	(18)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(18)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(29)	$(3)	$(17)	$1	$2	$—

Included in Operating Earnings

	Asset Management		Annuities	Protection
		Threadneedle	Market	Market
	Threadneedle	FSA Regulatory	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(3)	—
Amortization of deferred acquisition costs	—	—	(13)	(2)
Interest and debt expense	—	—	—	—
General and administrative expense	5	5	—	—
Total expenses	5	5	(16)	(2)
Pretax segment income (loss)	(5)	(5)	16	2
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(5)	$(5)	$16	$2

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$29 million net expense related to hedged variable annuity living benefits

$12 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)             Impact related to an industry-wide Financial Services Authority levy

(7)             Decrease in DAC and DSIC amortization from higher period ending account values

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities	Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (4)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	1	1	—	3	—	(1)	15	—	24
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	13
Total revenues	1	1	—	3	—	(1)	15	—	37
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	1	1	—	3	—	(1)	15	—	37

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	72	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	(29)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	51
General and administrative expense	—	—	24	—	—	—	—	4	12
Total expenses	—	—	24	—	43	—	—	4	63
Pretax segment income (loss)	1	1	(24)	3	(43)	(1)	15	(4)	(26)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(26)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$1	$(24)	$3	$(43)	$(1)	$15	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection
	Hedge Fund	Market	Market	Auto Liability	Phoenix
	Performance	Impacts	Impacts	Reserve	Hail Storm
(in millions, unaudited)	Fees (6)	to DAC/DSIC (7)	to DAC/DSIC (7)	Increase (8)	Expense (9)
Revenues
Management and financial advice fees	$ *	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—	16	11
Amortization of deferred acquisition costs	—	(20)	(3)	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	*	—	—	—	—
Total expenses	—	(23)	(3)	16	11
Pretax segment income (loss)	22	23	3	(16)	(11)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$22	$23	$3	$(16)	$(11)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$78 million net expense related to hedged variable annuity living benefits

$35 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4)             Severance and related expenses for ending variable annuity distribution through non-Ameriprise distribution channels

(5)             Reflects revenues and expenses of Consolidated Investment Entities

(6)             The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact

(7)             Decrease in DAC and DSIC amortization from higher period ending account values

(8)             Reserve increase for higher auto liability claims in both the third and fourth quarters of 2010

(9)             Higher claims driven by a hail storm in the Phoenix area

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Corporate
					Market Impact on
	Integration	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(8)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	1	—	(1)	—	2	17
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	9
Total revenues	—	1	—	(1)	—	2	26
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	—	1	—	(1)	—	2	26

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(18)	—	—
Amortization of deferred acquisition costs	—	—	—	—	10	—	—
Interest and debt expense	—	—	—	—	—	—	45
General and administrative expense	1	—	18	—	—	—	13
Total expenses	1	—	18	—	(8)	—	58
Pretax segment income (loss)	(1)	1	(18)	(1)	8	2	(32)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(32)

Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$1	$(18)	$(1)	$8	$2	$—

Included in Operating Earnings

	Annuities			Protection
	VA	Market	Valuation	Market	Valuation
	Death Benefit	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Impacts (5)	to DAC/DSIC (6)	Model Changes (7)(8)	to DAC/DSIC (6)	Model Changes (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(20)
Total revenues	—	—	—	—	(20)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	(20)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(5)	261	—	44
Amortization of deferred acquisition costs	(2)	(24)	(332)	(10)	(15)
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Total expenses	(4)	(29)	(71)	(10)	29
Pretax segment income (loss)	4	29	71	10	(49)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—

Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$29	$71	$10	$(49)

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)  Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions

(3)  Variable annuity guaranteed living benefit impacts include:

$21 million net benefit related to hedged variable annuity living benefits

$13 million increase in DAC and DSIC amortization resulting from hedged living benefits offset

(4)  Reflects revenues and expenses of Consolidated Investment Entities

(5)  Decrease in death and income benefit expenses due to higher equity market valuations

(6)  Decrease in DAC and DSIC amortization from higher period ending account values

(7)  Net pretax impact of annual review/updating of valuation assumptions and model changes.  Net pretax impacts include:

$132 million benefit from persistency improvements

$85 million expense from resetting near-term equity return assumptions equal to the long-term assumptions and reducing both near- and long-term bond fund return assumptions

$25 million expense from all other assumption and model changes

(8)  $34 million benefit in Market Impact on VA Guaranteed Living Benefits was originally classified as benefit in Annuities segment due to Valuation Assumptions & Model Changes

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities		Protection	Corporate
					Market Impact on
	Securities	Integration	Integration	Securities	VA Guaranteed	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(9)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	1	—	—	4	—	1	1	—	155
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	46
Total revenues	1	—	—	4	—	1	1	—	201
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	1	—	—	4	—	1	1	—	201

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(68)	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	41	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	45
General and administrative expense	—	4	48	—	—	—	—	5	17
Total expenses	—	4	48	—	(27)	—	—	5	62
Pretax segment income (loss)	1	(4)	(48)	4	27	1	1	(5)	139
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	139
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(4)	$(48)	$4	$27	$1	$1	$(5)	$—

Included in Operating Earnings

	Annuities			Protection			Corporate
	Market	Portfolio		Market	Portfolio
	Impacts	Navigator	DAC/DSIC Model	Impacts	Navigator	DAC/DSIC Model	RiverSource
(in millions, unaudited)	to DAC/DSIC (5)	Modifications (6)(9)	Updates (7)	to DAC/DSIC (5)	Modifications (6)	Updates (7)	2a-7 Fund (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	6	21	(5)	—	—	—	—
Amortization of deferred acquisition costs	29	(13)	(21)	4	(6)	(7)	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	8
Total expenses	35	8	(26)	4	(6)	(7)	8
Pretax segment income (loss)	(35)	(8)	26	(4)	6	7	(8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(35)	$(8)	$26	$(4)	$6	$7	$(8)

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)    Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions.

(3)    Variable annuity guaranteed living benefit impacts include:

$ 78 million net benefit related to hedged variable annuity living benefits.

$ 51 million increase in DAC and DSIC amortization resulting from hedged living benefits offset.

(4)    Reflects revenues and expenses of Consolidated Investment Entities.

(5)    Increase in DAC and DSIC amortization from lower period ending account values.

(6)    Increase / (decrease) in expense related to the modification of the Portfolio Navigator program.

(7)    Revisions to certain calculations in the valuation of DAC and DSIC.

(8)    Expenses to support $1 Net Asset Value of RiverSource money market funds

(9)    $2 million benefit in Market Impact on VA Guaranteed Living Benefits was originally classified as benefit in Annuities segment due to modification of the Portfolio Navigator program.

Exhibit B

Statistical Supplement Package

(unaudited)

Second Quarter 2011

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

Second Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011
Advice & Wealth Management Segment
Pretax operating earnings	$86	$89	$96	$99	$108	$137	$207
Reconciling items:
Net investment income
Realized gains (losses)	1	—	1	1	—	—	1
General and administrative expense
Integration and restructuring charges	(4)	(1)	—	—	—	(6)	—
Total reconciling items, before income taxes	(3)	(1)	1	1	—	(6)	1
Pretax segment income	$83	$88	$97	$100	$108	$131	$208

Asset Management Segment
Pretax operating earnings	$104	$121	$163	$136	$146	$126	$282
Reconciling items:
Net investment income
Realized gains (losses)	—	1	1	—	—	1	—
General and administrative expense
Integration and restructuring charges	(48)	(18)	(24)	(29)	(21)	(53)	(50)
Total reconciling items, before income taxes	(48)	(17)	(23)	(29)	(21)	(52)	(50)
Pretax segment income	$56	$104	$140	$107	$125	$74	$232

Annuities Segment
Pretax operating earnings	$102	$257	$171	$174	$149	$236	$323
Reconciling items:
Net investment income
Realized gains (losses)	4	(1)	3	(3)	1	7	(2)
Benefits, claims, losses and settlement expenses
Market impact on VA guaranteed living benefits	68	18	(72)	(27)	(7)	45	(34)
Amortization of deferred acquisition costs
Market impact on VA guaranteed living benefits	(41)	(10)	29	10	—	(35)	10
Total reconciling items, before income taxes	31	7	(40)	(20)	(6)	17	(26)
Pretax segment income	$133	$264	$131	$154	$143	$253	$297

Protection Segment
Pretax operating earnings	$133	$67	$84	$106	$87	$251	$193
Reconciling items:
Net investment income
Realized gains (losses)	1	—	(1)	1	3	2	4
Total reconciling items, before income taxes	1	—	(1)	1	3	2	4
Pretax segment income	$134	$67	$83	$107	$90	$253	$197

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

Second Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011

Corporate Segment
Pretax operating loss	$(79)	$(47)	$(68)	$(65)	$(41)	$(109)	$(106)
Reconciling items:
Net investment income
Net investment income attributable to the CIEs	155	17	24	27	17	234	44
Realized gains (losses)	1	2	15	2	2	2	4
Other revenues
Other revenues attributable to the CIEs	46	9	13	20	18	103	38
Interest and debt expense
Interest and debt expense attributable to the CIEs	(45)	(45)	(51)	(50)	(51)	(85)	(101)
General and administrative expense
Integration and restructuring charges	(5)	—	(4)	—	—	(5)	—
General and administrative expense attributable to the CIEs	(17)	(13)	(12)	(15)	(12)	(31)	(27)
Total reconciling items, before income taxes	135	(30)	(15)	(16)	(26)	218	(42)
Pretax segment income (loss)	$56	$(77)	$(83)	$(81)	$(67)	$109	$(148)

Eliminations
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(9)	(10)	(10)	(10)	(19)	(20)
General and administrative expense
General and administrative expense attributable to the CIEs	10	9	10	10	10	19	20
Total reconciling items, before income taxes	—	—	—	—	—	—	—
Pretax segment income	$—	$—	$—	$—	$—	$—	$—

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Second Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2 Qtr 2011	2010	2011

Total net revenues	$2,462	$2,334	$2,558	$2,532	$2,623	$4,620	$5,155
Less CIEs	191	17	27	37	25	318	62
Plus Realized (gains) losses	(7)	(2)	(19)	(1)	(6)	(12)	(7)
Operating total net revenues	$2,264	$2,315	$2,512	$2,494	$2,592	$4,290	$5,086

Pretax income (2)	$462	$446	$368	$387	$399	$820	$786
Less CIEs	139	(32)	(26)	(18)	(28)	221	(46)
Pretax earnings excluding CIEs	323	478	394	405	427	599	832
Less income tax provision	66	132	88	93	114	130	207
Plus income from discontinued operations, net of tax	2	(2)	(26)	(71)	(4)	4	(75)
Net income attributable to Ameriprise Financial	259	344	280	241	309	473	550
Integration/restructuring charges net of tax (1)	37	12	20	19	14	41	33
Market impact on variable annuity guaranteed living benefits net of tax (1)	(17)	(5)	27	11	5	(6)	16
Realized (gains) losses net of tax (1)	(5)	(1)	(13)	(1)	(4)	(8)	(5)
Less income from discontinued operations, net of tax	2	(2)	(26)	(71)	(4)	4	(75)
Operating earnings	$272	$352	$340	$341	$328	$496	$669

Pretax income (2)	$462	$446	$368	$387	$399	$820	$786
Less CIEs	139	(32)	(26)	(18)	(28)	221	(46)
Pretax earnings excluding CIEs	323	478	394	405	427	599	832
Integration/restructuring charges	57	19	28	29	21	64	50
Market impact on variable annuity guaranteed living benefits	(27)	(8)	43	17	7	(10)	24
Realized (gains) losses	(7)	(2)	(19)	(1)	(6)	(12)	(7)
Pretax operating earnings	$346	$487	$446	$450	$449	$641	$899

Margin	10.5%	14.7%	10.9%	9.5%	11.8%	10.2%	10.7%
Pretax operating margin	15.3%	21.0%	17.8%	18.0%	17.3%	14.9%	17.7%
Operating margin	12.0%	15.2%	13.5%	13.7%	12.7%	11.6%	13.2%

Weighted average common shares outstanding
Basic	261.1	255.3	252.7	251.6	245.5	260.9	248.5
Diluted	265.3	259.9	258.9	257.7	251.0	265.1	254.3

Basic earnings per share	$0.98	$1.36	$1.21	$1.24	$1.28	$1.80	$2.51
Earnings per diluted share	$0.97	$1.33	$1.18	$1.21	$1.25	$1.77	$2.46

Basic operating earnings per share	$1.04	$1.38	$1.35	$1.36	$1.34	$1.90	$2.69
Operating earnings per diluted share	$1.03	$1.35	$1.31	$1.32	$1.31	$1.87	$2.63

(1)  Calculated using the statutory tax rate of 35%.

(2)  Represents income from continuing operations before income tax provision (benefit)

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Second Quarter 2011

(in millions unless otherwise noted, unaudited)	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Long-term Debt Summary
Senior notes	$2,356	$2,407	$2,003	$1,990	$2,024
Junior subordinated notes	322	322	308	308	308
Non-recourse debt for inverse floaters	6	6	6	—	—
Total Ameriprise Financial long-term debt	2,684	2,735	2,317	2,298	2,332
Less non-recourse debt for inverse floaters	6	6	6	—	—
Less fair value of hedges and unamortized discount	66	117	53	40	74
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount	$2,612	$2,612	$2,258	$2,258	$2,258

Total equity	$11,119	$11,504	$11,285	$11,189	$11,228
Less noncontrolling interests	621	554	560	638	680

Total Ameriprise Financial shareholders’ equity	10,498	10,950	10,725	10,551	10,548
Less equity of consolidated investment entities	596	561	529	501	464
Less assets and liabilities held for sale	105	105	94	(24)	(28)
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$9,797	$10,284	$10,102	$10,074	$10,112

Total Ameriprise Financial long-term debt	$2,684	$2,735	$2,317	$2,298	$2,332
Total Ameriprise Financial shareholders’ equity	10,498	10,950	10,725	10,551	10,548
Total Ameriprise Financial capital	13,182	13,685	13,042	12,849	12,880
Less non-recourse debt for inverse floaters	6	6	6	—	—
Less equity of consolidated investment entities	596	561	529	501	464
Less assets and liabilities held for sale	105	105	94	(24)	(28)
Less fair value of hedges and unamortized discount	66	117	53	40	74
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters, and equity of CIEs	$12,409	$12,896	$12,360	$12,332	$12,370

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.4%	20.0%	17.8%	17.9%	18.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs	21.0%	20.3%	18.3%	18.3%	18.3%

Ameriprise Financial shareholders’ equity	$10,498	$10,950	$10,725	$10,551	$10,548
AOCI	607	897	565	542	633
Appropriated retained earnings of CIEs	620	590	558	530	494
AOCI attributable to CIEs	24	29	29	29	30
Assets and liabilities held for sale	105	105	94	(24)	(28)

Ameriprise Financial shareholders’ equity	$10,498	$10,950	$10,725	$10,551	$10,548
Less assets and liabilities held for sale	105	105	94	(24)	(28)
Less AOCI	607	897	565	542	633
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI	$9,786	$9,948	$10,066	$10,033	$9,943

Ameriprise Financial shareholders’ equity	$10,498	$10,950	$10,725	$10,551	$10,548
Less assets and liabilities held for sale	$105	$105	$94	$(24)	$(28)
Less appropriated retained earnings of CIEs	620	590	558	530	494
Plus AOCI attributable to CIEs	24	29	29	29	30
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$9,797	$10,284	$10,102	$10,074	$10,112

Ameriprise Financial shareholders’ equity	$10,498	$10,950	$10,725	$10,551	$10,548
Less assets and liabilities held for sale	105	105	94	(24)	(28)
Less appropriated retained earnings of CIEs	620	590	558	530	494
Less AOCI	607	897	565	542	633
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI	$9,166	$9,358	$9,508	$9,503	$9,449